Exhibit 10.4

STRATEGIC ADVISOR AGREEMENT

THIS STRATEGIC ADVISOR AGREEMENT (this “Agreement”) is made and entered into as of the Closing Date (as defined in the Securities Purchase Agreements, each dated September 18, 2025) (the “Effective Date”) by and among Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), and each of the signatories to this Agreement (each a “Strategic Advisor”, and collectively the “Strategic Advisors”, and together with the Company, the “Parties”).

WHEREAS, each of the Strategic Advisors has been vital to the success of the Company’s recent private offering transaction (the “PIPE Transaction”), and the Company wishes to secure the continued commitment of each of the Strategic Advisors to offer consulting services to the Company, and each of the Strategic Advisors wishes to offer such a commitment.

NOW, THEREFORE, in consideration of the premises and of the covenants and undertakings specified herein, the Company and each of the Strategic Advisors hereby agree as follows:

1. Engagement and Services.

1.1. Engagement. The Company hereby engages each of the Strategic Advisors, and each of the Strategic Advisors hereby accepts such engagement, to serve as a strategic advisor to the Company on the terms and conditions set forth in this Agreement.

1.2. Services. Each of the Strategic Advisors shall provide the Company with strategic advice and guidance relating to the Company’s business, operations and growth initiatives, and industry trends in the crypto technology sector (the “Services”). Each of the Strategic Advisors shall perform the Services at such times and places as are mutually agreed upon by the Company and the Strategic Advisors, with no specific minimum time commitment required.

2. Term. The initial term of this Agreement shall commence on the date hereof and continue for a period of ten (10) years unless earlier terminated in accordance with Section 5. The term may be extended by mutual written agreement of the Parties.

3. Compensation.

3.1. In connection with each of the Strategic Advisors’ provision of the Services, each of the Strategic Advisors shall be entitled to receive their respective percentage advisory share (“Advisory Share”), as set forth in Schedule A attached hereto.

3.2. In connection with each of the Strategic Advisors’ provision of the Services, immediately following the PIPE Transaction, the Company will issue to each of the Strategic Advisors (i) pre-funded warrants (the “Strategic Advisor Pre-Funded Warrants”) to purchase an amount of the Company’s Class B ordinary shares, nominal value US$0.05 per share (the “Class B Ordinary Shares”), equal to, in the aggregate, 10.0% of the aggregate number of Class B Ordinary Shares and pre-funded warrants issued pursuant to those certain Securities Purchase Agreements (the “Securities Purchase Agreements”), dated September 18, 2025, between the Company and each of the Purchasers (as defined therein) (the “Strategic Advisor Pre-Funded Warrant Shares”), and (ii) warrants (the “Strategic Advisor Common Warrants 1”) to purchase an amount of Class B Ordinary Shares equal to, in the aggregate, 50.0% of the aggregate number of Strategic Advisor Pre-Funded Warrant Shares, each to be issued to each of the Strategic Advisors in accordance with Schedule B attached hereto, as of the Effective Date. The exercise price per share of the Strategic Advisor Pre-Funded Warrants shall be set at a price equal to US$0.05. The exercise price per share of the Strategic Advisor Common Warrants 1 shall be set at a price equal to one hundred fifty percent (150%) of the cash Per Share Purchase Price (as defined in the Securities Purchase Agreements). Half of the Strategic Advisor Pre-Funded Warrants shall be exercisable, in whole or in part, at any time and from time to time, until all of such Strategic Advisor Pre-Funded Warrants are exercised in full. The remaining half of the Strategic Advisor Pre-Funded Warrants shall be exercisable, in whole or in part, at any time and from time to time, beginning on the third (3rd) anniversary of the Closing Date and until all of such Strategic Advisor Pre-Funded Warrants are exercised in full. Half of the Strategic Advisor Common Warrants 1 shall be exercisable, in whole or in part, at any time and from time to time, until the five (5) year anniversary of the issuance thereof. The remaining half of the Strategic Advisor Common Warrants 1 shall be exercisable, in whole or in part, at any time and from time to time, beginning on the third (3rd) anniversary of the Closing Date and until the five (5) year anniversary of the issuance thereof. The Strategic Advisor Pre-Funded Warrants shall be subject to the terms and conditions set forth in the Strategic Advisor Pre-Funded Warrant to be issued by the Company to each of the Strategic Advisors, substantially in the form attached hereto as Exhibit A. The Strategic Advisor Common Warrants 1 shall be subject to the terms and conditions set forth in the Strategic Advisor Common Warrant 1 to be issued by the Company to each of the Strategic Advisors, substantially in the form attached hereto as Exhibit B.

3.3. In connection with each of the Strategic Advisors’ provision of the Services, immediately following the PIPE Transaction, the Company will issue to each of the Strategic Advisors additional warrants (the “Strategic Advisor Common Warrants 2”, and together with the Strategic Advisor Pre-Funded Warrants and the Strategic Advisor Common Warrants 1, the “Strategic Advisor Warrants”) to purchase, in the aggregate, an amount of Class B Ordinary Shares equal to 9.0% of the aggregate number of Class B Ordinary Shares and pre-funded warrants issued pursuant to the Securities Purchase Agreements, to be issued to each of the Strategic Advisors in accordance with Schedule B attached hereto, as of the Effective Date. The Strategic Advisor Common Warrants 2 shall be exercisable pursuant to the following performance based metrics: (i) one-third of the purchase rights represented by the Strategic Advisor Common Warrants 2 shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than one hundred fifty percent (150%) of the cash Per Share Purchase Price; (ii) one-third of the purchase rights represented by the Strategic Advisor Common Warrants 2 shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than two hundred percent (200%) of the cash Per Share Purchase Price; and (iii) one-third of the purchase rights represented by the Strategic Advisor Common Warrants 2 shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than two hundred fifty percent (250%) of the cash Per Share Purchase Price (each, a “Performance Metric”). The exercise price per share of the Strategic Advisor Common Warrants 2 shall be equal to the closing market price of the Class B Ordinary Shares on the trading day on which the applicable Performance Metric is achieved. The Strategic Advisor Common Warrants 2 will each have a term of five (5) years from the date of issuance thereof and will be subject to the terms and conditions set forth in the Strategic Advisor Common Warrant 2 to be issued by the Company to each of the Strategic Advisors, substantially in the form attached hereto as Exhibit C.

3.4. Immediately following the issuance of the Strategic Advisor Warrants, the Parties will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Class B Ordinary Shares issuable upon exercise of the Strategic Advisor Warrants under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3.5. The Company will also reimburse reasonable expenses reasonably and necessarily incurred by each of the Strategic Advisors in the course of providing the Services, including airfare, lodging and meals, subject to the Company’s receipt of documentation for such expenses reasonably satisfactory to the Company.

4. Status as an Independent Contractor. Each of the Strategic Advisors and the Company hereby specifically agree that, throughout the term of this Agreement, each of the Strategic Advisors’ relationship with the Company hereunder will be solely and exclusively that of an independent contractor. The Strategic Advisors shall not be deemed and shall not hold themselves out to be employees or agents of the Company, nor shall the Parties be deemed to be engaged in any partnership, joint venture, or other business relationship other than that of principal and independent contractor. Nothing contained in this Agreement shall be construed so as to make any of the Strategic Advisors an employee of the Company or any of its parents, subsidiaries or affiliates (collectively, the “Company Entities”), or to entitle any of the Strategic Advisors to any rights or fringe benefits offered to employees of the Company or the Company Entities, including, but not limited to, any retirement, savings, health, medical, welfare, life insurance, disability, vacation, share purchase, share option, incentive, or other benefit plans or programs maintained for employees by or on behalf of the Company or the Company Entities.

5. Termination.

5.1. Termination. The Company and any individual Strategic Advisor may terminate this Agreement upon mutual written consent executed by the Company and such Strategic Advisor, solely as it pertains to the engagement of such Strategic Advisor, with, for the avoidance of doubt, this Agreement remaining in full force and effect with respect to the Company and the other Strategic Advisors. Notwithstanding Section 2 hereof, the Company or any individual Strategic Advisor, solely with respect to itself, may terminate this Agreement at any time, effective immediately upon notice, if it has good cause for termination. Without limiting applicable law, good cause for termination includes a situation in which another Party is in material breach of any of its obligations under this Agreement and has failed to cure such breach within thirty (30) days, after receiving written notice from another Party of the existence of such breach. The Strategic Advisor Pre-Funded Warrants shall be deemed fully earned as of the Effective Date and are not subject to revocation or clawback in the event of termination by the Company. The Strategic Advisor Common Warrants shall be deemed fully earned as of the trading day on which the applicable performance metric for the applicable Strategic Advisor Common Warrants is achieved and, once earned, are not subject to revocation or clawback in the event of termination by the Company. The Advisory Share shall accrue daily and shall be deemed fully earned on a pro rata basis for each day of the year prior to termination.

5.2. Survival of Accrued Obligations. Termination of this Agreement will not relieve any Party of its obligations hereunder accruing prior to such termination, including, without limitation, payment of any pro rata portion of the Advisory Share earned prior to termination. Each Party will diligently continue to perform its obligations hereunder through the date of termination even if it has received notice of the other Party’s election to terminate.

6. Confidentiality and Non-Disclosure.

6.1. Obligations of Confidentiality. Each of the Strategic Advisors hereby acknowledges that all of the Proprietary Information (as hereinafter defined) now or hereafter known to each of the Strategic Advisors is of substantial value to the Company and is and has been maintained in confidence as trade secrets of the Company. Each of the Strategic Advisors hereby covenants and agrees:

(i) to keep such Proprietary Information confidential as herein provided.

(ii) not to disclose, divulge or furnish such Proprietary Information to any third party except as authorized by the Company, and then only on the understanding that such third party is made aware of and undertakes to observe the provisions of this Section 6.

(iii) not to copy or reduce Proprietary Information to writing, except as may be strictly necessary for purposes of performing the Services; and

(iv) upon termination of this Agreement for any reason, to return to the Company within twenty (20) business days of receipt of written demand from the Company, all copies of Proprietary Information reduced to writing or other permanent form, or to otherwise delete all copies of Proprietary Information in electronic form and to destroy all notes and any other written or electronic reports or documents which may have been made by any of the Strategic Advisors in performance of the Services to the extent they contain any Proprietary Information in whole or part, except as authorized by the Company or as is strictly necessary to complete any outstanding obligations relating to this Agreement, after which such Proprietary Information will be returned or destroyed as aforesaid

6.2. Definition. For purposes of this Agreement, “Proprietary Information” means any strategic, technical, business, commercial, legal, financial or other information provided to each of the Strategic Advisors by the Company (or by a third party on the Company’s behalf); provided, however, that Proprietary Information will not include any information which: (i) is in or comes into the public domain otherwise than through a breach of this Agreement or through any act or omission of any of the Strategic Advisors; or (ii) has been lawfully received by any of the Strategic Advisors from a third party without restriction as to its use or disclosure; or (iii) was already in any of the Strategic Advisors’ possession free of any such restriction prior to receipt from or on behalf of the Company; or (iv) was independently developed by any of the Strategic Advisors without making use of the Proprietary Information; or (v) has been approved for unconditional release or use by written authorization of the Company.

7. Representations and Warranties.

7.1. Mutual Representations. Each Party represents and warrants to each other that: (a) it has the full right, power, and authority to enter into and perform its obligations under this Agreement; and (b) its performance under this Agreement will not violate any applicable laws or regulations.

7.2. Disclaimer. Except as expressly set forth in this Agreement, each of the Strategic Advisors makes no warranties, express or implied, including any warranties of merchantability, fitness for a particular purpose, or non-infringement.

7.3. No Fiduciary Role. Each of the Strategic Advisor is not, and shall not be deemed to be, acting as a fiduciary or investment adviser to the Company, or any of their respective affiliates, shareholders, or partners in connection with this Agreement or any matter contemplated herein. The Company acknowledges that it is not relying on any of the Strategic Advisors as a fiduciary or for investment advice, and that all decisions made by the Company are based on its own independent evaluation and judgment.

7.4. No Investment Advice. The Company acknowledges and agrees that each of the Strategic Advisors is not registered or licensed as an investment adviser, broker-dealer, or other regulated financial institution under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”), the U.S. Securities Exchange Act of 1934, or any other applicable securities laws. Each of the Strategic Advisors does not, and shall not, provide investment advice to the Company, nor shall any of the Services rendered under this Agreement be construed as investment advice, investment management, or a solicitation to buy or sell any security or financial instrument. The Company further acknowledges and agrees that it shall not be considered an “advisory client” of any of the Strategic Advisors for purposes of the Advisers Act or any other applicable securities law, and shall not be entitled to the protections afforded to advisory clients thereunder. Each of the Strategic Advisors’ role under this Agreement is strictly limited to providing strategic advice and guidance relating to the Company’s business, operations and growth initiatives, and industry trends in the crypto technology sector.

7.5. Regulatory Status; No Securities Activities. Each of the Strategic Advisors shall not, and is not expected or authorized to: (i) solicit investors, (ii) participate in the negotiation or execution of securities transactions, or (iii) receive any transaction-based compensation related to the purchase or sale of securities. Each of the Strategic Advisors is not required and shall not engage in the purchase, sale, or trading of securities, including securities of the Company or its affiliates, whether for its own account or on behalf of any third party, in connection with this Agreement. Each of the Strategic Advisors shall not provide recommendations, strategies, or advice concerning the purchase or sale of any securities. The Company shall not request, and each of the Strategic Advisors shall not be required to provide, any services that would require registration as an investment adviser, broker-dealer, or similar regulated role.

7.6. Company Acknowledgements. The Company acknowledges that each of the Strategic Advisors will not, in connection with the Services or otherwise:

(a) provide investment advice, price forecasts, trading recommendations, or any other form of guidance relating to the valuation, market performance, or expected returns of SOL or any other digital asset;

(b) act in the capacity of, or hold itself out as, an investment adviser, broker dealer, fiduciary, or any other person or entity subject to registration or licensing under applicable securities, commodities, or financial services laws and regulations; or

(c) utilize, rely upon, or disseminate any material non-public information, trade secrets, or other confidential or proprietary information concerning SOL, Solana, the Solana Foundation or any of their respective affiliates, operations, or business plans.

Each of the Strategic Advisors’ role is limited to providing non-fiduciary, nondiscretionary strategic support based solely on publicly available information and general industry knowledge.

8. Limitation of Liability.

8.1. Each Party’s total liability under this Agreement, whether in contract, tort, or otherwise, shall be limited to the total compensation paid under this Agreement. For the avoidance of doubt, this limitation shall not apply to the Company’s liability for fraud, willful misconduct, bad faith, or gross negligence.

8.2. Except in the cases of willful misconduct or fraud (each, a “Disqualifying Action”), none of the Strategic Advisors, their respective affiliates or their respective officers, directors, agents and employees (collectively, the “Covered Persons”) shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any claims, liabilities, losses, damages, penalties, obligations or expenses of any kind whatsoever, including reasonable and documented attorneys’ fees and court costs (“Losses”) suffered by the Company as the result of any act or omission by any of the Strategic Advisors in connection with, arising out of or relating to the performance of its services hereunder. The Company further agrees that no Covered Person shall be liable for any Losses caused, directly or indirectly, by any act or omission of the Company or by any other non-party. Under no circumstances shall any of the Strategic Advisors or any Covered Person be liable for any special, incidental, exemplary, consequential, punitive, lost profits or indirect damages.

9. Indemnification. Subject to Section 8.1, the Company shall indemnify and hold harmless the Covered Persons from and against any and all Losses (including reasonable attorneys’ fees) arising out of or in connection with the performance of the Services, including without limitation, arising out of, directly or indirectly, with (i) the operations, business or affairs of the Company, or any actions taken by each of the Strategic Advisors or failure by it to act (even if negligent) in connection with this Agreement, (ii) a Disqualifying Action by the Company, (iii) any regulatory, governmental, or law enforcement inquiry, investigation, examination, proceeding, or enforcement action relating to or arising from the Company’s operations, business, or affairs, or (iv) the Company’s breach of this Agreement or the Strategic Advisor Warrants, in each case except to the extent that such Losses are determined by a court of competent jurisdiction, upon entry of a final judgment, to be attributable to a Disqualifying Action of such Covered Person.

10. Miscellaneous.

10.1. Notices. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by registered or certified mail, postage prepaid, or by email, to the addresses designated by prior written notice. Any notice sent by mail will be deemed received three (3) business days after its mailing.

10.2. Entire Agreement. This Agreement contains the entire understanding of the Parties regarding all matters contained herein, and supersedes all prior oral or written agreements, arrangements and understandings relating thereto.

10.3. Amendment. This Agreement may be amended only in writing signed by the Company and a majority of the Strategic Advisors, provided that if any amendment disproportionately and adversely impacts a Strategic Advisor, the consent of such disproportionately and adversely impacted Strategic Advisor shall also be required. The failure by any Party to enforce compliance with any provision of this Agreement by another Party will not operate or be construed as a waiver of such provision or of any other provision of this Agreement, or of any subsequent breach by such Party of a provision of this Agreement.

10.4. Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect, all other provisions hereof will continue in full force and effect.

10.5. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to each other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

11. Applicable Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. Any dispute arising between the Parties out of or in connection with this Agreement will be finally resolved in state or federal court in New York, New York.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.

Brera Holdings PLC

By:	/s/ Daniel McClory
Name:	Daniel McClory
Title:	Executive Chairman

/s/ Guy Hirsch
Guy Hirsch

/s/ Keren Maimon
Keren Maimon

/s/ Ron Sade
Ron Sade

/s/ Alyazi Almheiri
Alyazi Almheiri

/s/ Tarek Alnuaimi
Tarek Alnuaimi

[Strategic Advisor Agreement Signature Page]

Schedule A

Compensation

In connection with the Services to be provided under the Agreement, each of the Strategic Advisors, as listed below, shall be entitled to receive their respective Advisory Share, for each year during the term of the Agreement, in accordance with the below:

a.	Tarek Alnuaimi shall receive an amount equal to:

i.	0.2857% per annum of the amount of the Company’s SOL Assets Under Management (“SOL AUM”) as of the anniversary date of the Effective Date of the applicable year, up to US$1,000,000,000 of SOL AUM, and

ii.	0.1429% per annum of the amount by which the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year exceeds US$1,000,000,000.

b.	Guy Hirsch shall receive an amount equal to:

i.	0.1429% per annum of the amount of the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year, up to US$1,000,000,000 of SOL AUM, and

ii.	0.0714% per annum of the amount by which the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year exceeds US$1,000,000,000.

c.	Keren Maimon shall receive an amount equal to:

i.	0.1429% per annum of the amount of the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year, up to US$1,000,000,000 of SOL AUM, and

ii.	0.0714% per annum of the amount by which the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year exceeds US$1,000,000,000.

d.	Ron Sade shall receive an amount equal to:

i.	0.1429% per annum of the amount of the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year, up to US$1,000,000,000 of SOL AUM, and

ii.	0.0714% per annum of the amount by which the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year exceeds US$1,000,000,000.

e.	Alyazi Almheiri shall receive an amount equal to:

i.	0.1429% per annum of the amount of the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year, up to US$1,000,000,000 of SOL AUM, and

ii.	0.0714% per annum of the amount by which the Company’s SOL AUM as of the anniversary date of the Effective Date of the applicable year exceeds US$1,000,000,000.

For purposes of determining SOL AUM under this Agreement, the Company’s SOL shall be valued, as of any specified date, using the Time-Weighted Average Price (TWAP) of SOL over the 15 calendar-day period ending on the day immediately preceding such date, which shall mean, with respect to each such day, the CME CF Solana-Dollar Reference Rate New York Variant (SOLUSD_NY) (“CF Benchmarks Index”) for such day or, if the CF Benchmarks Index is unavailable, the rate determined pursuant to such other index, benchmark or other method of determining the fair value of SOL as may be selected by the Company and approved in good faith by a majority of the Strategic Advisors.

f.	Each Advisory Share shall be calculated annually as of the anniversary date of the Effective Date of the applicable year and shall be payable annually in arrears.

g.	Each Advisory Share shall be due and payable by the Company within thirty (30) calendar days following the end of each calculation period.

h.	In the event of termination of the Agreement for any Strategic Advisor, such Strategic Advisor’s Advisory Share shall be calculated on a pro rata basis up to and including the effective date of termination, as of such date, and shall be payable within thirty (30) calendar days thereafter.

i.	The Company shall make all payments under this Agreement without withholding or deduction of, or in respect of tax unless required by law. If any such withholding or deduction is required, the Company shall, when making the payment to which the withholding or deduction relates, pay to each of the Strategic Advisors such additional amount as will ensure that each of the Strategic Advisors receives the same total amount that it would have received if no such withholding or deduction had been required.

Schedule B

Strategic Advisor Warrants Schedule

Strategic Advisor	Strategic Advisor Pre-Funded Warrants (% share)	Strategic Advisor Common Warrants 1 (% share)	Strategic Advisor Common Warrants 2 (% share)
Tarek Alnuaimi	33.33%	33.33%	33.33%
Guy Hirsch	16.66%	16.66%	16.66%
Keren Maimon	16.66%	16.66%	16.66%
Ron Sade	16.66%	16.66%	16.66%
Alyazi Almheiri	16.66%	16.66%	16.66%

Exhibit A

Form of Strategic Advisor Pre-Funded Warrant

[see attached]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF STRATEGIC ADVISOR PRE-FUNDED CLASS B ORDINARY SHARE PURCHASE WARRANT

BRERA HOLDINGS PLC

Warrant Shares: [ ]	Issue Date: [ ], 2025

THIS STRATEGIC ADVISOR PRE-FUNDED CLASS B ORDINARY SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received,                   or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the [date hereof/third (3rd) anniversary of Closing Date] (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”), to subscribe for and purchase from Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), up to [●] Class B ordinary shares, nominal value US$0.05 per share (the “Class B Ordinary Shares”), of the Company (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated September [●], 2025, among the Company and the Holder and the other Purchasers named therein.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and, on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF or DocuSign copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 1(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 1(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice and only for the purpose avoiding violation of the Beneficial Ownership Limitation (as defined below). The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

For the avoidance of doubt, there is no circumstance that would require the Company to net cash settle the Warrants.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of US$0.05 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of US$0.05 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per Warrant Share shall be US$0.05, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Class B Ordinary Shares on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder, in effect on the date of exercise; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised and any holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. For the avoidance of doubt, in the absence of an effective registration statement registering the issuance of the Warrant Shares, the Company shall issue, and the Holder agrees to receive, unregistered Warrant Shares upon a cashless exercise of this Warrant pursuant to this Section 1(c). The Company agrees not to take any position contrary to this Section 1(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the bid price of the Class B Ordinary Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time. If the Class B Ordinary Shares are not then listed or quoted on a Trading Market, Trading Day means a Business Day.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(c), subject to the limitations in Section 1(e) hereof.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each US$1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Class B Ordinary Shares on the date of the applicable Notice of Exercise), US$10 per Trading Day (increasing to US$20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or the Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Class B Ordinary Shares as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver, or cause to be delivered, the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 1(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Class B Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Class B Ordinary Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Class B Ordinary Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of US$10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder US$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Class B Ordinary Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole Class B Ordinary Share.

vi. Charges, Taxes and Expenses. To the extent permitted by law, the issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the Class B Ordinary Shares would or could be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Class B Ordinary Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Class B Ordinary Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. For purposes of this Section 1(e), in determining the number of outstanding Class B Ordinary Shares, a Holder may rely on the number of outstanding Class B Ordinary Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Class B Ordinary Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of Class B Ordinary Shares then outstanding. In any case, the number of outstanding Class B Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Class B Ordinary Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1(e) shall continue to apply, provided further that an Affiliate of the Company may suspend the Beneficial Ownership Limitation in its entirety if, and for so long as, such Beneficial Ownership Limitation is not required to be in effect to ensure compliance with applicable Nasdaq listing requirements with respect to shareholder approval. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternative consideration is owing to the Holder.

Section 2. Certain Adjustments.

a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on its Class B Ordinary Shares or any other equity or equity equivalent securities payable in Class B Ordinary Shares (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Class B Ordinary Shares into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding Class B Ordinary Shares into a smaller number of shares, or (iv) issues by reclassification of the Class B Ordinary Shares any share capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Class B Ordinary Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Class B Ordinary Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 2(a) above, if at any time the Company grants, issues or sells any Class B Ordinary Share Equivalents or rights to purchase shares, warrants, securities or other property pro rata to the record holders of Class B Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Class B Ordinary Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Class B Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Class B Ordinary Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity (other than a reincorporation in a different state), (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class B Ordinary Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class B Ordinary Shares or any compulsory share exchange pursuant to which the Class B Ordinary Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company (each a “Fundamental Transaction”), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 2(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of share capital of such Successor Entity (or its parent entity) equivalent to the Class B Ordinary Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the Class B Ordinary Shares pursuant to such Fundamental Transaction and the value of such share capital, such number of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) [Reserved].

f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of Class B Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Class B Ordinary Shares (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If, while the Warrant is outstanding, (A) the Company declares a dividend (or any other distribution in whatever form) on the Class B Ordinary Shares, (B) the Company declares a special nonrecurring cash dividend on, or a redemption of, the Class B Ordinary Shares, (C) the Company authorizes the granting to all holders of the Class B Ordinary Shares rights or warrants to subscribe for or purchase any share capital of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Class B Ordinary Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Class B Ordinary Shares of record shall be entitled to exchange their Class B Ordinary Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 6-K. The issuance of a press release or the filing of a Form 6-K or other suitable filing with the Commission shall satisfy this notice requirement. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment by the Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company provided that in no circumstances shall an Exercise Price reduction result in the Exercise Price per Warrant Share being less than the nominal value of a Warrant Share from time to time and no Warrant Share shall be issued upon exercise of a Warrant unless such Share is fully paid up in cash as to at least its nominal value.

Section 3. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 3(d) hereof, and the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. Subject to compliance with applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4. Miscellaneous.

a) No Rights as Shareholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 1(d)(i), except as expressly set forth in Section 2. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 1(c) or to receive cash payments pursuant to Section 1(d)(i) and Section 1(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Company will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

The Company covenants that, from and after the Shareholder Approval and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Class B Ordinary Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Class B Ordinary Shares may be listed. Assuming Shareholder Approval, the Company covenants that all Warrant Shares which may be issued and delivered upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its constitution or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the nominal value of any Class B Ordinary Shares above the amount payable therefor upon such exercise immediately prior to such increase in nominal value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Class B Ordinary Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws, and in such case, by the acceptance hereof, represents and warrants that the Holder will acquire such Warrant Shares issuable upon such exercise for its own account and not with a view to or for distributing or reselling Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Class B Ordinary Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

BRERA HOLDINGS PLC

By:
Name:
Title:

[SIGNATURE PAGE TO STRATEGIC ADVISOR PRE-FUNDED WARRANT]

EXHIBIT A

NOTICE OF EXERCISE

TO: BRERA HOLDINGS PLC

(1) The undersigned hereby elects to purchase                             Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:

Email Address:

Dated: ,

Holder’s Signature:

Holder’s Address:

Exhibit B

Form of Strategic Advisor Common Warrant 1

[see attached]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF STRATEGIC ADVISOR CLASS B ORDINARY SHARE COMMON PURCHASE WARRANT 1

BRERA HOLDINGS PLC

Warrant Shares: [ ]	Issue Date: [ ], 2025

THIS STRATEGIC ADVISOR CLASS B ORDINARY SHARE COMMON PURCHASE WARRANT 1 (the “Warrant”) certifies that, for value received,                       or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the [date hereof/third (3rd) anniversary of Closing Date] (the “Initial Exercise Date”) until the earlier of the date that this Warrant has been exercised in full or the fifth (5th) anniversary of the Issue Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), up to [●] Class B ordinary shares, nominal value US$0.05 per share (the “Class B Ordinary Shares”), of the Company (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated September [●], 2025, among the Company and the Holder and the other Purchasers named therein or that certain Strategic Advisor Agreement (the “Strategic Advisor Agreement”), dated September [●], 2025, among the Company and the signatories named therein.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and, on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF or DocuSign copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 1(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 1(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice and only for the purpose avoiding violation of the Beneficial Ownership Limitation (as defined below). The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

For the avoidance of doubt, there is no circumstance that would require the Company to net cash settle the Warrants.

b) Exercise Price. The exercise price per Warrant Share under this Warrant shall be equal to one hundred fifty percent (150%) of the cash Per Share Purchase Price, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Class B Ordinary Shares on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder, in effect on the date of exercise; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised and any holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. For the avoidance of doubt, in the absence of an effective registration statement registering the issuance of the Warrant Shares, the Company shall issue, and the Holder agrees to receive, unregistered Warrant Shares upon a cashless exercise of this Warrant pursuant to this Section 1(c). The Company agrees not to take any position contrary to this Section 1(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the bid price of the Class B Ordinary Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time. If the Class B Ordinary Shares are not then listed or quoted on a Trading Market, Trading Day means a Business Day.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(c), subject to the limitations in Section 1(e) hereof.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each US$1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Class B Ordinary Shares on the date of the applicable Notice of Exercise), US$10 per Trading Day (increasing to US$20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or the Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Class B Ordinary Shares as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver, or cause to be delivered, the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 1(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Class B Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Class B Ordinary Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Class B Ordinary Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of US$10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder US$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Class B Ordinary Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole Class B Ordinary Share.

vi. Charges, Taxes and Expenses. To the extent permitted by law, the issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the Class B Ordinary Shares would or could be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Class B Ordinary Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Class B Ordinary Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. For purposes of this Section 1(e), in determining the number of outstanding Class B Ordinary Shares, a Holder may rely on the number of outstanding Class B Ordinary Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Class B Ordinary Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of Class B Ordinary Shares then outstanding. In any case, the number of outstanding Class B Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Class B Ordinary Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1(e) shall continue to apply, provided further that an Affiliate of the Company may suspend the Beneficial Ownership Limitation in its entirety if, and for so long as, such Beneficial Ownership Limitation is not required to be in effect to ensure compliance with applicable Nasdaq listing requirements with respect to shareholder approval. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternative consideration is owing to the Holder.

Section 2. Certain Adjustments.

a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on its Class B Ordinary Shares or any other equity or equity equivalent securities payable in Class B Ordinary Shares (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Class B Ordinary Shares into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding Class B Ordinary Shares into a smaller number of shares, or (iv) issues by reclassification of the Class B Ordinary Shares any share capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Class B Ordinary Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Class B Ordinary Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 2(a) above, if at any time the Company grants, issues or sells any Class B Ordinary Share Equivalents or rights to purchase shares, warrants, securities or other property pro rata to the record holders of Class B Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Class B Ordinary Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Class B Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Class B Ordinary Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity (other than a reincorporation in a different state), (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class B Ordinary Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class B Ordinary Shares or any compulsory share exchange pursuant to which the Class B Ordinary Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company (each a “Fundamental Transaction”), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 2(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of share capital of such Successor Entity (or its parent entity) equivalent to the Class B Ordinary Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the Class B Ordinary Shares pursuant to such Fundamental Transaction and the value of such share capital, such number of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) [Reserved].

f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of Class B Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Class B Ordinary Shares (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If, while the Warrant is outstanding, (A) the Company declares a dividend (or any other distribution in whatever form) on the Class B Ordinary Shares, (B) the Company declares a special nonrecurring cash dividend on, or a redemption of, the Class B Ordinary Shares, (C) the Company authorizes the granting to all holders of the Class B Ordinary Shares rights or warrants to subscribe for or purchase any share capital of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Class B Ordinary Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Class B Ordinary Shares of record shall be entitled to exchange their Class B Ordinary Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 6-K. The issuance of a press release or the filing of a Form 6-K or other suitable filing with the Commission shall satisfy this notice requirement. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment by the Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company provided that in no circumstances shall an Exercise Price reduction result in the Exercise Price per Warrant Share being less than the nominal value of a Warrant Share from time to time and no Warrant Share shall be issued upon exercise of a Warrant unless such Share is fully paid up in cash as to at least its nominal value.

Section 3. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 3(d) hereof, and the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. Subject to compliance with applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4. Miscellaneous.

a) No Rights as Shareholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 1(d)(i), except as expressly set forth in Section 2. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 1(c) or to receive cash payments pursuant to Section 1(d)(i) and Section 1(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Company will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

The Company covenants that, from and after the Shareholder Approval and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Class B Ordinary Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Class B Ordinary Shares may be listed. Assuming Shareholder Approval, the Company covenants that all Warrant Shares which may be issued and delivered upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its constitution or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the nominal value of any Class B Ordinary Shares above the amount payable therefor upon such exercise immediately prior to such increase in nominal value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Class B Ordinary Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws, and in such case, by the acceptance hereof, represents and warrants that the Holder will acquire such Warrant Shares issuable upon such exercise for its own account and not with a view to or for distributing or reselling Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Class B Ordinary Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

BRERA HOLDINGS PLC

By:
Name:
Title:

[SIGNATURE PAGE TO STRATEGIC ADVISOR COMMON WARRANT 1]

EXHIBIT A

NOTICE OF EXERCISE

TO: BRERA HOLDINGS PLC

(1) The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:

Email Address:

Dated: ,

Holder’s Signature:

Holder’s Address:

Exhibit C

Form of Strategic Advisor Common Warrant 2

[see attached]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF STRATEGIC ADVISOR CLASS B ORDINARY SHARE COMMON PURCHASE WARRANT 2

BRERA HOLDINGS PLC

Warrant Shares: [ ]	Issue Date: [ ], 2025

THIS STRATEGIC ADVISOR CLASS B ORDINARY SHARE COMMON PURCHASE WARRANT 2 (the “Warrant”) certifies that, for value received, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) until the earlier of the date that this Warrant has been exercised in full or the fifth (5th) anniversary of the Issue Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), up to [●] Class B ordinary shares, nominal value US$0.05 per share (the “Class B Ordinary Shares”), of the Company (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated September [●], 2025, among the Company and the Holder and the other Purchasers named therein or that certain Strategic Advisor Agreement (the “Strategic Advisor Agreement”), dated September [●], 2025, among the Company and the signatories named therein.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and, on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF or DocuSign copy submitted by e-mail (or e- mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Exercise of this Warrant shall be made in accordance with the following conditions: (i) one-third of the purchase rights represented by this Warrant shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than one hundred fifty percent (150%) of the cash Per Share Purchase Price; (ii) one-third of the purchase rights represented by this Warrant shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than two hundred percent (200%) of the cash Per Share Purchase Price; and (iii) one-third of the purchase rights represented by this Warrant shall be exercisable on and after the first date on which the closing trading price of the Class B Ordinary Shares on the Company’s principal stock exchange is equal to or greater than two hundred fifty percent (250%) of the cash Per Share Purchase Price (each, a “Performance Metric”). Within one (1) Trading Day following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 1(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice and only for the purpose avoiding violation of the Beneficial Ownership Limitation (as defined below). The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

For the avoidance of doubt, there is no circumstance that would require the Company to net cash settle the Warrants.

b) Exercise Price. The exercise price per Warrant Share under this Warrant shall be the closing market price of the Class B Ordinary Shares on the Trading Day on which the applicable Performance Metric is achieved, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Class B Ordinary Shares on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder, in effect on the date of exercise; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised and any holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. For the avoidance of doubt, in the absence of an effective registration statement registering the issuance of the Warrant Shares, the Company shall issue, and the Holder agrees to receive, unregistered Warrant Shares upon a cashless exercise of this Warrant pursuant to this Section 1(c). The Company agrees not to take any position contrary to this Section 1(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the bid price of the Class B Ordinary Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time. If the Class B Ordinary Shares are not then listed or quoted on a Trading Market, Trading Day means a Business Day.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on the Trading Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Class B Ordinary Shares are not then listed or quoted for trading on a Trading Market and if the Class B Ordinary Shares are then listed or quoted on OTCQB or OTCQX, the volume weighted average price of the Class B Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class B Ordinary Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Class B Ordinary Share so reported, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(c), subject to the limitations in Section 1(e) hereof.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, provided that payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) is received by the Company by such date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each US$1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Class B Ordinary Shares on the date of the applicable Notice of Exercise), US$10 per Trading Day (increasing to US$20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or the Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Class B Ordinary Shares as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver, or cause to be delivered, the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 1(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Class B Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy- In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Class B Ordinary Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Class B Ordinary Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of US$10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder US$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Class B Ordinary Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole Class B Ordinary Share.

vi. Charges, Taxes and Expenses. To the extent permitted by law, the issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the Class B Ordinary Shares would or could be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Class B Ordinary Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Class B Ordinary Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrants that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding Class B Ordinary Shares that was provided by the Company. For purposes of this Section 1(e), in determining the number of outstanding Class B Ordinary Shares, a Holder may rely on the number of outstanding Class B Ordinary Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Class B Ordinary Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of Class B Ordinary Shares then outstanding. In any case, the number of outstanding Class B Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Class B Ordinary Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of the Class B Ordinary Shares outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1(e) shall continue to apply, provided further that an Affiliate of the Company may suspend the Beneficial Ownership Limitation in its entirety if, and for so long as, such Beneficial Ownership Limitation is not required to be in effect to ensure compliance with applicable Nasdaq listing requirements with respect to shareholder approval. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternative consideration is owing to the Holder.

Section 2. Certain Adjustments.

a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on its Class B Ordinary Shares or any other equity or equity equivalent securities payable in Class B Ordinary Shares (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Class B Ordinary Shares into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding Class B Ordinary Shares into a smaller number of shares, or (iv) issues by reclassification of the Class B Ordinary Shares any share capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Class B Ordinary Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Class B Ordinary Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 2(a) above, if at any time the Company grants, issues or sells any Class B Ordinary Share Equivalents or rights to purchase shares, warrants, securities or other property pro rata to the record holders of Class B Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Class B Ordinary Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Class B Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Class B Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Class B Ordinary Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Class B Ordinary Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity (other than a reincorporation in a different state), (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class B Ordinary Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class B Ordinary Shares or any compulsory share exchange pursuant to which the Class B Ordinary Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of the aggregate voting power of all classes of equity of the Company (each a “Fundamental Transaction”), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 2(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of share capital of such Successor Entity (or its parent entity) equivalent to the Class B Ordinary Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the Class B Ordinary Shares pursuant to such Fundamental Transaction and the value of such share capital, such number of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) [Reserved].

f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of Class B Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Class B Ordinary Shares (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If, while the Warrant is outstanding, (A) the Company declares a dividend (or any other distribution in whatever form) on the Class B Ordinary Shares, (B) the Company declares a special nonrecurring cash dividend on, or a redemption of, the Class B Ordinary Shares, (C) the Company authorizes the granting to all holders of the Class B Ordinary Shares rights or warrants to subscribe for or purchase any share capital of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Class B Ordinary Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Class B Ordinary Shares of record shall be entitled to exchange their Class B Ordinary Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 6-K. The issuance of a press release or the filing of a Form 6-K or other suitable filing with the Commission shall satisfy this notice requirement. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment by the Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company provided that in no circumstances shall an Exercise Price reduction result in the Exercise Price per Warrant Share being less than the nominal value of a Warrant Share from time to time and no Warrant Share shall be issued upon exercise of a Warrant unless such Share is fully paid up in cash as to at least its nominal value.

Section 3. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 3(d) hereof, and the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. Subject to compliance with applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4. Miscellaneous.

a) No Rights as Shareholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 1(d)(i), except as expressly set forth in Section 2. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 1(c) or to receive cash payments pursuant to Section 1(d)(i) and Section 1(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Company will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

The Company covenants that, from and after the Shareholder Approval and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Class B Ordinary Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Class B Ordinary Shares may be listed. Assuming Shareholder Approval, the Company covenants that all Warrant Shares which may be issued and delivered upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its constitution or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the nominal value of any Class B Ordinary Shares above the amount payable therefor upon such exercise immediately prior to such increase in nominal value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Class B Ordinary Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws, and in such case, by the acceptance hereof, represents and warrants that the Holder will acquire such Warrant Shares issuable upon such exercise for its own account and not with a view to or for distributing or reselling Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Class B Ordinary Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

BRERA HOLDINGS PLC

By:
Name:
Title:

[SIGNATURE PAGE TO STRATEGIC ADVISOR COMMON WARRANT 2]

EXHIBIT A

NOTICE OF EXERCISE

TO: BRERA HOLDINGS PLC

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:

Email Address:

Dated: ,

Holder’s Signature:

Holder’s Address:

Exhibit D

Registration Rights Agreement

[see attached]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September [●], 2025, by and between Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of September [●], 2025, between the Company and the Purchasers named therein (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Common Warrants” means, collectively, the Ordinary Share purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Common Warrants shall be exercisable immediately upon issuance thereof at Closing and shall expire upon the earlier of (i) 36 months after the Closing Date, or (ii) when exercised in full, in the form of Exhibit B attached to the Purchase Agreement.

“Common Warrant Shares” means the Ordinary Shares issued or issuable upon exercise of the Common Warrants.

“Effectiveness Date” means, when the Company is notified by the Commission that one or more of the Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified; provided, that if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the Closing Date. With respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), “Filing Date” means the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Ordinary Shares” means the Class B ordinary shares of the Company, nominal value US$0.05 per share.

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Pre-Funded Warrants” means, collectively, the pre-funded Ordinary Share purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Pre-Funded Warrants shall be exercisable immediately and shall expire when exercised in full, in the form of Exhibit C attached to the Purchase Agreement.

“Pre-Funded Warrant Shares” means the Ordinary Shares issued or issuable upon exercise of the Pre-Funded Warrants.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) the Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Common Warrants, the Common Warrant Shares, the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares, and (b) any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective by the Commission under the Securities Act and such Registrable Securities have been sold, transferred, exchanged, or disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders and any restrictive legend is removed to permit the delivery of the securities via the facilities of DTC (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Shares” means the Ordinary Shares issued or issuable to each Purchaser pursuant to the Purchase Agreement.

“Strategic Advisor Warrants” means the warrants to purchase Ordinary Shares, to be issued pursuant to the Strategic Advisor Agreement.

“Strategic Advisor Warrant Shares” means the Ordinary Shares issued or issuable upon exercise of the Strategic Advisor Warrants.

2. Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor or similar provision adopted by the Commission then in effect). Each Registration Statement filed hereunder shall be on Form F-3 or such other appropriate form of registration statement as is then available to effect a registration of Registrable Securities and shall contain a Prospectus in such form as to permit the Holders to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) beginning on the effective date for such Registration Statement. Each Registration Statement shall contain substantially the “Plan of Distribution” and “Selling Shareholder” sections attached hereto as Annex A and Annex B, respectively; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders and any restrictive legend is removed to permit the delivery of the securities via the facilities of DTC (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall promptly notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d). When effective, a Registration Statement filed pursuant to this Section 2(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation Question 612.09.

(c) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

(ii) Second, the Company shall reduce Registrable Securities represented by Shares, the Pre- Funded Warrants, the Pre-Funded Warrant Shares, the Common Warrants, the Common Warrant Shares, the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares (applied, in the case that some Shares, Pre-Funded Warrants, Pre-Funded Warrant Shares, Common Warrants, Common Warrant Shares, Strategic Advisor Warrants and/or Strategic Advisor Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares, Pre-Funded Warrants, Pre-Funded Warrant Shares, Common Warrants, Common Warrant Shares, Strategic Advisor Warrants and/or Strategic Advisor Warrant Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities, subject to the cutback limitations set forth in Section 2(c) of this Agreement, is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, subject to the Company’s right under Section 3(k) of this Agreement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to US$1,000 per day of such failure. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) [Reserved].

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an Underwriter without the prior written consent of such Holder.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review but not the express approval of such Holders other than as set forth in the remainder of this subsection as to inquiries and objections, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto, which objection will toll any applicable deadline required by this Agreement. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (a “Selling Shareholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of Ordinary Shares then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries and the Company agrees that the Holders shall not have any duty of confidentiality to the Company or any of its Subsidiaries and shall not have any duty to the Company or any of its Subsidiaries not to trade on the basis of such information.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of receipt of a request therefor.

(i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book entry notification representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book entry notification shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(k) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 30 consecutive calendar days or for a total of 60 calendar days (which need not be consecutive days) in any 12-month period, which suspension, for the avoidance of doubt, shall not require the Company to pay liquidated damages pursuant to Section 2(d) of this Agreement.

(l) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(m) The Company shall use its reasonable best efforts to maintain eligibility for use of Form F-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.

(n) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Ordinary Shares beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within five (5) Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4. Registration Expenses. All fees and expenses incidental to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Ordinary Shares are then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), and (D) if not previously paid by the Company with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call), advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, and the Strategic Advisor and its affiliates, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees), expenses, judgments, fines, penalties, charges, and amounts paid in settlement (collectively, “Losses”), as incurred in investigating, preparing or defending against any litigation, commence or threatened, or any claim, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(f).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information is contained in such Holder’s Selling Shareholder Questionnaire and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that an actual conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement (without the necessity of showing economic loss and without any bond or other security being required). Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission; provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any security); provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the prior written consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(e). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger, subject to any successor entity assuming in writing all of the obligations of the Company under this Agreement) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(g) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or Docusign, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or Docusign signature page were an original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(n) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BRERA HOLDINGS PLC

By:
Name:
Title:

[SIGNATURE PAGES OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF COMPANY TO RRA]

[SIGNATURE PAGE OF HOLDERS TO RRA]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO RRA]

Annex A

Plan of Distribution

[see attached]

PLAN OF DISTRIBUTION

Each Selling Shareholder (the “Selling Shareholders”) of the Securities and any of their pledgees, donees, transferees, assignees, and other successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal trading market or any other stock exchange, market or trading facility on which the Securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Shareholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Shareholders reserve the right to accept and, together with their respective agents, to reject, any proposed purchase of securities to be made directly or through agents. The Selling Shareholders and any permitted transferees may sell their securities offered by this prospectus on any stock exchange, market or trading facility on which the securities are traded or in private transactions. A Selling Shareholder may use any one or more of the following methods when selling securities:

▪	through brokers or dealers (who may act as agent or principal and who may receive compensation in the form of discounts, concessions or commissions from such Selling Shareholder, the purchaser or such other persons who may be effecting such sales, which discounts, concessions or commissions as to any particular broker or dealer may be in excess of those customary to the types of transactions involved) for resale to the public or to institutional investors at various times;

▪	through negotiated transactions, including, but not limited to, block trades in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

▪	through purchases by a broker or dealer as principal and resale by that broker or dealer for its account;

▪	on any national securities exchange or quotation service on which the shares may be listed or quoted at the time of sale at market prices prevailing at the time of sale, at prices related to such prevailing market prices, or at negotiated prices;

▪	in privately negotiated transactions other than exchange or quotation service transactions;

▪	short sales, purchases or sales of put, call or other types of options, forward delivery contracts, swaps, offerings of structured equity-linked securities or other derivative transactions or securities;

o	hedging transactions, including, but not limited to:

▪	transactions with a broker-dealer or its affiliate, whereby the broker-dealer or its affiliate will engage in short sales of shares and may use shares held by such selling shareholder to close out its short position;

▪	options or other types of transactions that require the delivery of shares to a broker-dealer or an affiliate thereof, who will then resell or transfer the shares; or

▪	loans or pledges of shares to a broker-dealer or an affiliate, who may sell the loaned shares or, in an event of default in the case of a pledge, sell the pledged shares;

▪	through offerings of securities exercisable, convertible or exchangeable for shares, including, without limitation, securities issued by trusts, investment companies or other entities;

▪	offerings directly to one or more purchasers, including institutional investors;

▪	through ordinary brokerage transactions and transactions in which a broker solicits purchasers;

▪	through distribution to the security holders of the Selling Shareholder;

▪	by pledge to secure debts and other obligations;

▪	through a combination of any such methods of sale; or

▪	through any other method permitted under applicable law.

The Selling Shareholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act, if available, rather than under this prospectus.

There can be no assurance that any Selling Shareholder will sell any or all of the Ordinary Shares registered pursuant to the registration statement of which this prospectus forms a part.

In addition, a Selling Shareholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

The Selling Shareholders also may transfer the securities in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus. Upon being notified by the Selling Shareholders that a donee, pledgee, transferee, other successor-in- interest intends to sell our securities, we will, to the extent required, promptly file a supplement to this prospectus to name specifically such person as a Selling Shareholder.

Broker-dealers engaged by the Selling Shareholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Shareholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Shareholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Shareholders may also enter into option or other transactions with broker- dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Shareholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Shareholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

We are required to pay certain fees and expenses incurred by the Company incident to the registration of the Securities. The Company has agreed to indemnify the Selling Shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. The Company shall not be responsible for any of the Selling Shareholders’ selling costs incurred pursuant to any available method provided hereunder for selling securities.

We are obligated to maintain the effectiveness of this registration statement until all of the Shares, Pre-Funded Warrants, Pre-Funded Warrant Shares, Common Warrants, Common Warrant Shares, Strategic Advisor Warrants, and Strategic Advisor Warrant Shares, registered pursuant to it (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the Ordinary Shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Shareholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the Ordinary Shares by the Selling Shareholders or any other person. We will make copies of this prospectus available to the Selling Shareholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

Selling Shareholders

Annex C

Selling Shareholder Notice and Questionnaire

BRERA HOLDINGS PLC

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of Class B ordinary shares (the “Registrable Securities”) of Brera Holdings PLC, a public limited company incorporated in Ireland (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:

E-Mail:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐      No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐      No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐      No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐      No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Specify below the number of Registrable Securities beneficially owned by the Selling Shareholder that the Selling Shareholder wishes to include in the Registration Statement. Please note that registration does not obligate the Selling Shareholder to sell any or all of their securities:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities.

Type and Amount of other securities beneficially owned by the Selling Shareholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO JEFFREY WOFFORD AT JWOFFORD@SRFC.LAW